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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 14(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          CONVERSION OF DEBT TO EQUITY

DATE OF REPORT:  April 2, 1999

EXACT NAME OF REGISTRANT:  AMARILLO BIOSCIENCES, INC. ("Issuer")

STATE OR OTHER JURISDICTION OF INCORPORATION:  Texas

COMMISSION FILE NUMBER:  0-20791

IRS EMPLOYER IDENTIFICATION NUMBER:  75-1974352

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:  800 W. 9th, Amarillo, Texas 79101

REGISTRANT'S TELEPHONE NUMBER:  806/376-1741

ITEM 5:

                  On April 2, 1999, Issuer issued to HAYASHIBARA BIOCHEMICAL LABORATORIES, INC., a Japanese corporation ("HBL"), 946,094 shares of Issuer's common stock, par $.01. In exchange, HBL released a debt owed to it by Issuer in the amount of $2,837,526.00.

                  Prior to the reported transaction, HBL owned 1,232,856 shares out of 5,414,232 outstanding, for an ownership share of 22.8%. In the transaction, HBL acquired 946,094 shares. Therefore, HBL now owns 2,178,950 shares out of 6,360,326 outstanding, for an ownership share of 34.3%.

                  The purpose of this transaction was to eliminate Issuer's expense from interest on the debt owed to HBL. Eliminating this interest expense will assist Issuer in remaining financially viable until it can complete its research and become profitable.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Date: April 16, 1999.

                                           AMARILLO BIOSCIENCES, INC.


                                           By: /s/ EDWARD L. MORRIS
                                              ----------------------------------
                                              Edward L. Morris, Secretary